THE TECHNICAL CHART FUND
                  a series of Professionally Managed Portfolios


                                November 7, 2003
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                          Supplement to the Prospectus
                     and Statement of Additional Information
                          Each dated September 2, 2003


     The  investment  advisor to The  Technical  Chart Fund (the "Fund") and the
Board of Trustees of Professionally Managed Portfolios has determined to terminate the Fund, effective at the close of business on November 14, 2003. You are welcome, however, to redeem your shares before that date. As a result of the decision to terminate the Fund, investors are no longer permitted to purchase Fund shares as of the date of this supplement.

     If the Fund has not received your redemption request or other instruction by November 13, 2003, your shares will be redeemed on November 14, 2003, and you will receive from the Fund your proceeds, subject to any required withholding. These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you. Checks will be issued to all shareholders of record. Please contact the Fund at 1-888-470-2818 if you have any questions.






        Please retain this Supplement with your Prospectus for reference.